© Supermicro 2013 Confidential Second Quarter Fiscal 2013 Earnings Conference Presentation January 22, 2013

Confidential 2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Confidential 3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non- GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended December 31, 2012. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

Confidential 4 Q2’FY2013 Non-GAAP Financial Highlights (in millions, except per share data) Q2'13 YoY Sequential Revenue $291.5 16.6% 7.7% Profit after Tax $7.8 -29.9% 156.5% EPS $0.18 -28.0% 157.1% Change

Confidential 5 Summary of Results  Revenues were 16.6% higher year over year  OEM and Direct business was 45% of total revenues and Internet Data Center was 14.2% of total revenues  System business was 43.3% of total revenues  Revenues by Geography:  US – 53.7%  Europe – 23%  Asia – 20.7%  Other – 2.6%  Sandy Bridge products were greater than 50% of Intel based platforms

SUPERMICRO
Confidential

New Technology Progressions – Q2 FY13

- FatTwin™ Architecture
  - New FatTwin™ Architecture: 8/4/2 nodes in 4U, 16% better power efficiency
  - 8HS 3.5" HDDs in 1U, Front I/O, 135W CPU, PUE Optimized
  - Hadoop and GPU-optimized models are sampling
- HPC Optimized Products
  - First with NVIDIA Kepler GPU (K10, K20)
  - Intel Xeon-Phi solutions
- Big Data Solutions
  - 72 Hot-swap 3.5" HDDs in 4U - SC847D series, more coming
- Workstation Products
  - Optimized for High Frequency Trading (HFT): hyper-speed
  - Maximus 2.0 (Tesla + Quadro)
- IPC and Embedded Applications
  - Increased product breadth, dedicated FAE and Sales teams
- UP Solutions
  - Ivy Bridge shipping. X10 in plan
- Switch Products:
  - Switch is slowly growing, Blade FCoE available
- MicroCloud™ and MicroBlade (TBA)
  - 12-node system is in production
- Power Subsystems
  - Battery Backup Power (BBP) in volume
- Software
  - Windows 8 Readiness


FatTwin™ Architecture


HFT Workstation


HPC-optimized


Big Data Solution


Embedded Solution


Battery Backup Power


12-node MicroCloud

Windows 8


Fat Twin
SuperBlade
Twin Architecture
Data Center
GPU Solutions
MicroCloud
Storage
Embedded
Switches
DC Software

6

SUPERMICRO
Confidential

Complete System Solution


L2 1G Switch
10G Switch
High Performance Switching
FatTwin™ Architecture
Thermal Engineering
Datacenter Optimized Rackmount
High Efficiency Power
Battery Backup
High Capacity Storage
Blade Solutions
Datacenter Management
Software Solutions
Fat Twin
SuperBlade
Twin Architecture
Data Center
GPU Solutions
MicroCloud
Storage
Embedded
Switches
DC Software

7

Confidential 8 Revenue Trend Y/Y 3.8% 2.5% 6.0% 9.2% 16.6% Seq. 0 -3 9 14 9 -1 9 7 7 Q2'12 Q3'12 Q4'12 Q1'13 Q213 $250 $240 $276 $271 $291 $'s millions Supermicro Revenue Trend

Confidential 9 Revenue Analysis Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 $140 $124 $153 $164 $165 $110 $116 $123 $107 $126 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

Confidential 10 Non-GAAP Gross Margins Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 17.1% 17.0% 15.5% 13.0% 13.8%

Confidential 11 Non-GAAP Gross Profit $- $10.0 $20.0 $30.0 $40.0 $50.0 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 $42.8 $40.9 $42.6 $35.3 $40.3 Gross Profit $'s millions

Confidential 12 Summary P&L non-GAAP (in millions, except per share data) Q2'13 YoY Sequential Q2'12 Q1'13 Operating Expense $29.8 $3.2 -$0.8 $26.6 $30.7 Operating Expense Ratio 10.2% -0.4% -1.1% 10.6% 11.3% Operating Income $10.5 -$5.7 $5.9 $16.2 $4.6 Net Income $7.8 -$3.3 $4.8 $11.2 $3.1 EPS $0.18 -$0.07 $0.11 $0.25 $0.07 Diluted Common Share Count 43.7 44.6 44.6 Effective Quarterly Tax Rate 24.5% 30.5% 31.3% Change

Confidential 13 Q1 FY2013 YTD Summary Statement of Cash Flows ($’s millions) 6 Months Ended 6 Months Ended 31-Dec-12 31-Dec-11 Net Income $5.8 $17.3 Depreciation and amortization $4.0 $3.1 Stock comp expense $5.8 $4.8 Other reserves $1.9 $6.8 Net change in AR, Inventory, AP -$15.4 -$2.1 Other prepaids and liabilities $3.5 $7.0 Cash flow from operations $5.6 $36.9 Capital expenditures -$2.8 -$15.4 Free cash flow $2.8 $21.5 Net cash - investing activities $0.3 $1.6 Net cash - financing activities $4.1 $9.4 Effect of exchange rate fluctuation on cash and cash equivalents $0.4 -$0.1 Net change in cash $7.6 $32.4

Confidential Q2 FY 2013 Summary of Balance Sheet Metrics ($’s millions) Q2'13 Q1'13 Change Cash Equivalents & Investments 91.1$ 61.3$ 29.8$ Accounts Receivable 118.9$ 112.8$ 6.1$ Inventory 243.6$ 263.2$ (19.6)$ Accounts Payable 149.4$ 140.1$ 9.4$ DSO 37 37 0 DIO 93 105 -12 DPO 53 61 -8 Cash Cycle Days 77 81 -4 14

Confidential 15 Supplemental Financials Second Quarter Fiscal 2013 Ended December 31, 2012

Confidential 16 Non-GAAP Financial Summary (in millions, except per share data) Q2'13 Q1'13 Q2'12 Net Sales 291.5$ 270.7$ 249.9$ Non-GAAP Gross Margin 13.8% 13.0% 17.1% Non-GAAP Operating Expenses 29.8$ 30.7$ 26.6$ Non-GAAP Operating Income 10.5$ 4.6$ 16.2$ Non-GAAP Net Income 7.8$ 3.1$ 11.2$ Non-GAAP Net Income per share 0.18$ 0.07$ 0.25$ Fully diluted shares for calculation 43.7 44.6 44.6

Confidential 17 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q2'13 Q1'13 Q2'12 Net Income (GAAP) 4.9$ 0.9$ 8.8$ Stock Comp & Other Unusual Expense (tax affected)* 2.9$ 2.2$ 2.4$ Net Income (Non-GAAP)* 7.8$ 3.1$ 11.2$ Diluted Net Income per common share (GAAP) 0.11$ 0.02$ 0.20$ Stock Comp & Other Unusual Expense (tax affected)* 0.07$ 0.05$ 0.05$ Diluted Net Income per share (Non-GAAP)* 0.18$ 0.07$ 0.25$ Shares used in diluted EPS calculation (Non-GAAP) * 43.7 44.6 44.6

Confidential 18 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) Q2'13 Q1'13 Q4'12 Q3'12 Q2'12 Net income (GAAP) 4.9$ 0.9$ 5.5$ 7.1$ 8.8$ Adjustments: Stock-based compensation expense 2.9$ 2.9 2.8 2.6 2.5 Income tax effects of adjustments (0.0)$ (0.7) (0.2) (0.9) (0.1) Net income (Non-GAAP)* 7.8$ 3.1$ 8.1$ 8.8$ 11.2$ Dilut d Net Income per share (GAAP) 0.11$ 0.02$ 0.12$ 0.16$ 0.20$ Adjus ments: 0.07$ 0.05$ 0.06$ 0.03$ 0.05$ Diluted Net Income per share (Non-GAAP)* 0.18$ 0.07$ 0.18$ 0.19$ 0.25$ Diluted shares used in GAAP per share calculation 43.4 44.2 44.7 44.6 43.8 Diluted shares used in Non-GAAP per share calculation 43.7 44.6 45.5 45.5 44.6 * Note: Non-GAAP, please see Non-GAAP financial measures on page 3.